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                                                                   EXHIBIT 10.1

                      ASCHE TRANSPORTATION SERVICES, INC.
                             PRO FORMA CONSOLIDATED
                                 BALANCE SHEETS
                                August 31, 1999
                                  (unaudited)
                                 (in thousands)

                                                               AS ADJUSTED FOR
                                                                   PRIVATE
                                              ACTUAL              PLACEMENT
                                              ------           ----------------
ASSETS
 Current assets:
   Cash and cash equivalents               $       2,724         $       7,689
   Trade receivables, net                         19,023                19,023
   Prepaid expenses and other assets               7,962                 7,962
                                           -------------         -------------
            Total current assets                  29,709                34,674

   Property and equipment, at cost                60,220                60,220
      Less accumulated depreciation
         and amortization                        (15,078)              (15,078)
                                           -------------         -------------
         Net property and equipment               45,142                45,142
                                           -------------         -------------

   Excess of cost over net assets
      acquired, net                               13,677                13,677
   Debt issuance cost, net                           585                   585
   Other assets                                      284                   284
                                           -------------         -------------
                  TOTAL ASSETS             $      89,397         $      94,362
                                           =============         =============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
      Cash overdraft                       $       2,513         $       2,513
      Accounts payable                             5,230                 5,230
      Accrued liabilities                            491                   385
      Guaranteed obligation of
         Employee Stock Ownership Plan               154                   154
      Current maturities of long-term
         debt with unrelated parties               3,775                 3,775
      Current maturities of capital lease
         obligations  with  unrelated parties      2,122                 2,122
      Current maturities of capital lease
         obligations  with related parties             6                     6
      Subordinated debt                              461                   ---
                                           -------------         -------------
            Total current liabilities      $      14,752         $      14,185

   Line of credit                                 22,134                18,534
   Long-term debt with unrelated parties,
      less current maturities                     16,405                16,405
   Long-term debt with related party,
      less current maturities                      1,319                 1,319
   Capital lease obligations with
      unrelated parties, less
      current maturities                           4,729                 4,729
   Deferred revenue                                6,436                 6,436
   Accrued warrant accretion                       1,318                 1,318
   Minority interest                                 711                   711
   Subordinated debt                               1,640                   500
   Deferred income taxes                           1,656                 1,656
                                           -------------         -------------
            Total liabilities                     71,100                65,793

   Stockholders' equity:
      Common stock                                     1                     1
      Additional paid-in capital                  23,520                34,141
      Guarantee of Employee Stock
         Ownership Plan obligation                  (154)                 (154)
      Accumulated deficit                         (5,070)               (5,419)
                                           -------------         -------------
            Total stockholders' equity            18,297                28,569
                                           -------------         -------------
                  TOTAL LIABILITIES AND
                     STOCKHOLDERS' EQUITY  $      89,397         $      94,362
                                           =============         =============